                                                                      EXHIBIT 15


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints JAY S. WINTROB, SUSAN L. HARRIS and LORIN M. FIFE or any of them, his true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable FS VARIABLE SEPARATE ACCOUNT ("Separate Account") of FIRST SUNAMERICA LIFE INSURANCE COMPANY ("Company"), and the Company, to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act") and offered in connection with the Separate Account, to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the 1933 Act or the 1940 Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director to any instrument or document filed as a part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act or the 1940 Act, if registration is deemed necessary; and (iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

          As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


          SIGNATURE                    TITLE                          DATE
          ---------                    -----                          ----

/s/ ELI BROAD             President, Chief Executive Officer      October 11, 1994
-----------------------      and Chairman of the Board
Eli Broad                  (Principal Executive Officer)


/s/ SCOTT L. ROBINSON     Senior Vice President and Director      October 11, 1994
-----------------------     (Principal Financial Officer)
Scott L. Robinson


/s/ N. SCOTT GILLIS         Vice President and Controller         October 11, 1994
-----------------------     (Principal Accounting Officer)
N. Scott Gillis


/s/ JAMES R. BELARDI                  Director                    October 11, 1994
-----------------------
James R. Belardi


                                      Director                              , 1994
-----------------------
David W. Ferguson

SIGNATURE                    TITLE               DATE
---------                    -----               ----

/s/ LORIN M. FIFE
-----------------------      Director         October 11, 1994
    Lorin M. Fife

/s/
------------------------     Director         __________, 1994
    Marc Gamsin

/s/ JANA W. GREER
------------------------     Director         October 11, 1994
    Jana W. Greer

/s/ THOMAS A. HARNETT
-------------------------    Director         October 11, 1994
    Thomas A. Harnett

/s/ SUSAN L. HARRIS
-------------------------    Director         October 11, 1994
    Susan L. Harris

/s/ KAREN J. HEDLUND
--------------------------   Director         October 11, 1994
    Karen J. Hedlund

/s/ GARY W. KRAT
-------------------------    Director         October 11, 1994
    Gary W. Krat

/s/ PETER McMILLAN
-------------------------    Director         October 11, 1994
    Peter McMillan

/s/ LESTER POLLACK
-------------------------    Director         October 11, 1994
    Lester Pollack

/s/ RICHARD D. ROHR
-------------------------    Director         October 11, 1994
    Richard D. Rohr

/s/ JAY S. WINTROB
-------------------------    Director         October 11, 1994
    Jay S. Wintrob


                               POWER-OF-ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints JAY S. WINTROB, SUSAN L. HARRIS, AND CHRISTINE A. NIXON or each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents as he or she might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes shall do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURES                    TITLE                   DATE


/s/ MARC GAMSIN                       Director               February 24, 1995
-----------------------
 Marc Gamsin


-----------------------
 David W. Ferguson                    Director